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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

Date of Report (Date of earliest reported) November 30, 2000
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                               CAREDATA.COM, INC.
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             (Exact name of registrant as specified in its chapter)
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          Delaware                    000-27056                58-2256400
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(State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)

                         Two Piedmont Center, Suite 400
                               3565 Piedmont Road
                             Atlanta, Georgia 30305
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (404) 364-6700

Item 5.  Other Events

         On November 15, 2000, Caredata.com, Inc. and its domestic wholly owned subsidiaries filed Chapter 7 cases in the United States Bankruptcy Court for the Northern District of Georgia. The case numbers for Caredata.com, Inc. and its subsidiaries are as follows:

         Caredata.com, Inc.                                 00-74782-REB
         Sweetwater Health Enterprises                      00-74783-REB
         Successful Solutions, Inc.                         00-74784-REB
         Medirisk of Missouri, Inc.                         00-74785-REB
         CIVS, Inc.                                         00-74786-REB
         Medirisk of Illinois, Inc.                         00-74787-REB
         Citizen 1 Software, Inc.                           00-74788-REB
         Medsource, Inc.                                    00-74789-REB
         Caredata Reports, Inc.                             00-74790-REB
         Healthdemographics, Inc.                           00-74791-REB

         The Trustee in the cases is Paul H. Anderson, Jr., Burton & Anderson, One Georgia Center, Suite 1460, 600 West Peachtree Street, NW, Atlanta, Georgia 30308. His telephone
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number is 404/892-4144.

SIGNATURES - Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      CAREDATA.COM, INC.



November 30, 2000                     By: /s/ Thomas C. Kuhn III
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                                            Thomas C. Kuhn III
                                            Designated Representative and
                                            Executive Vice President and Chief
                                               Financial Officer